Exhibit 10.1

FIRST AMENDMENT TO THE

APOGEE ENTERPRISES, INC.

2016 EXECUTIVE MANAGEMENT INCENTIVE PLAN

WHEREAS, shareholders of Apogee Enterprises, Inc. (the “Company”) adopted the Apogee Enterprises, Inc. 2016 Executive Management Incentive Plan effective as of June 23, 2016 (the “Plan”);

WHEREAS, the Compensation Committee of the Company’s Board of Directors (the “Committee”) has the authority to amend the Plan pursuant to Section 10(b) of the Plan and to correct defects, omissions and inconsistencies in the Plan pursuant to Section 10(c) of the Plan; and

WHEREAS, the Committee desires to amend the Plan, effective August 5, 2016, to correct the defect in the Plan relating to the Term of Plan in Section 10(a) of the Plan.

NOW, THEREFORE, the Plan is hereby amended, effective August 5, 2016, in the following respects:

Section 10(a) of the Plan is superseded in its entirety and is hereby amended to read as follows:

“(a)

Term of Plan. Unless the Plan shall have been discontinued or terminated as provided in Section 10(b) hereof, no Annual Bonus Pool Awards shall be granted under the Plan after June 24, 2021, and no Annual Bonus Pool Awards shall be paid except with respect to the Company’s fiscal year ending not later than February 26, 2022. No Annual Bonus Pool Awards may be granted after such termination, but termination of the Plan shall not alter or impair any rights or obligations under any Annual Bonus Pool Award theretofore granted (including the payment of such Annual Bonus Pool Award within the time period permitted by the Code, as the same may be amended from time to time), without the consent of the Participant or holder or beneficiary thereof, except as otherwise provided in the Bonus Pool Award Agreement.

IN WITNESS WHEREOF, the undersigned executed this First Amendment as of the 5th day of August, 2016, to be effective as of the date specified above.

Apogee Enterprises, Inc.

By: Joseph F. Puishys (Print Name)

Its: Chief Executive Officer and President (Title)

/s/ Joseph F. Puishys (Signature)